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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (Date of earliest event reported):
                          June 14, 2004 (June 11, 2004)

                            ARBOR REALTY TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Maryland                      001-32136                20-0057959
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
    OF INCORPORATION OR                                   IDENTIFICATION NUMBER)
       ORGANIZATION)

333 Earle Ovington Boulevard, Suite 900
          Uniondale, New York                                     11553
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                         (ZIP CODE)

                                 (516) 832-8002
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
       (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR, IF APPLICABLE)

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ITEM 5. OTHER EVENTS

      On June 14, 2004, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing the resignation of Daniel Palmier, Executive Vice President of Asset Management, effective as of June 11, 2004. A copy of the press release relating to this announcement is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            99.1  Press Release dated June 14, 2004


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 ARBOR REALTY TRUST, INC.

                                                 By:     /s/ Frederick C. Herbst
                                                        ------------------------
                                                 Name:  Frederick C. Herbst
                                                 Title: Chief Financial Officer

Dated: June 14, 2004


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                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1              Press Release, dated June 14, 2004, of Arbor Realty Trust,
                  Inc.